Schedule of Investments(a)
May 31, 2026
(Unaudited)

Shares		Value
Common Stocks & Other Equity Interests–99.07%
Apartments –6.15%
Camden Property Trust	183,877	$19,593,932
UDR, Inc.	612,138	22,587,892
		42,181,824
Data Centers –16.08%
Digital Realty Trust, Inc.	232,059	44,091,210
Equinix, Inc.	42,106	44,970,892
Iron Mountain, Inc.	165,393	21,211,653
		110,273,755
Diversified –5.31%
Broadstone Net Lease, Inc.(b)	562,819	11,385,828
W.P. Carey, Inc.	336,499	25,042,256
		36,428,084
Free Standing–1.99%
Essential Properties Realty Trust, Inc.	447,369	13,680,544
Health Care–17.63%
American Healthcare REIT, Inc.(b)	261,581	12,788,695
CareTrust REIT, Inc.(b)	256,894	10,486,413
Janus Living, Inc.(c)	266,537	7,135,196
Omega Healthcare Investors, Inc.	492,700	23,038,652
Welltower, Inc.	328,524	67,455,833
		120,904,789
Industrial–14.27%
EastGroup Properties, Inc.	93,950	18,969,444
First Industrial Realty Trust, Inc.	319,119	19,743,893
Prologis, Inc.	412,669	59,205,621
		97,918,958
Lodging Resorts–2.59%
Hilton Worldwide Holdings, Inc.	20,189	6,615,128
Ryman Hospitality Properties, Inc.(b)	96,742	11,137,906
		17,753,034
Manufactured Homes–2.56%
Equity LifeStyle Properties, Inc.	284,042	17,545,274
Office–3.65%
BXP, Inc.	127,063	7,625,051
Cousins Properties, Inc.	408,737	10,958,239
Vornado Realty Trust(b)	190,788	6,439,095
		25,022,385
Regional Malls–5.17%
Simon Property Group, Inc.	173,154	35,480,986
Shares		Value
Self Storage–6.84%
Extra Space Storage, Inc.	218,553	$31,539,384
Public Storage	50,586	15,362,462
		46,901,846
Shopping Centers–3.92%
Brixmor Property Group, Inc.	594,042	18,153,924
Tanger, Inc.	242,345	8,741,384
		26,895,308
Single Family Homes–1.13%
American Homes 4 Rent, Class A	242,536	7,780,555
Specialty–2.28%
Lamar Advertising Co., Class A	102,379	15,608,702
Telecommunications REIT–8.31%
American Tower Corp.	304,841	56,993,073
Timber REITs–1.19%
Weyerhaeuser Co.	334,425	8,196,757
Total Common Stocks & Other Equity Interests (Cost $481,675,530)		679,565,874
Money Market Funds–1.03%
Invesco Government & Agency Portfolio, Institutional Class, 3.53%(d)(e)	2,471,051	2,471,051
Invesco Treasury Portfolio, Institutional Class, 3.52%(d)(e)	4,590,060	4,590,060
Total Money Market Funds (Cost $7,061,111)		7,061,111
TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-100.10% (Cost $488,736,641)		686,626,985
Investments Purchased with Cash Collateral from Securities on Loan
Money Market Funds–3.58%
Invesco Private Government Fund, 3.58%(d)(e)(f)	6,807,284	6,807,284
Invesco Private Prime Fund, 3.75%(d)(e)(f)	17,718,212	17,721,756
Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $24,529,040)		24,529,040
TOTAL INVESTMENTS IN SECURITIES–103.68% (Cost $513,265,681)		711,156,025
OTHER ASSETS LESS LIABILITIES–(3.68)%		(25,210,075)
NET ASSETS–100.00%		$685,945,950
Investment Abbreviations:
REIT	– Real Estate Investment Trust
See accompanying notes which are an integral part of this schedule.
Invesco Real Estate Fund

Notes to Schedule of Investments:
(a)
Property type classifications used in this report are generally according to FTSE National Association of Real Estate Investment Trusts ("NAREIT") Equity REITs
Index, which is exclusively owned by NAREIT.

(b)	All or a portion of this security was out on loan at May 31, 2026.
(c)	Non-income producing security.
(d)
Affiliated holding. Affiliated holdings are investments in entities which are under common ownership or control of Invesco Ltd. or are investments in entities in which the Fund owns 5% or more of the outstanding voting securities. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the three months ended May 31, 2026.

	Value February 28, 2026	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain	Value May 31, 2026	Dividend Income
Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	$1,030,069	$10,859,512	$(9,418,530)	$-	$-	$2,471,051	$13,652
Invesco Treasury Portfolio, Institutional Class	1,913,950	20,167,666	(17,491,556)	-	-	4,590,060	25,220
Investments Purchased with Cash Collateral from Securities on Loan:
Invesco Private Government Fund	7,595,590	40,459,307	(41,247,613)	-	-	6,807,284	45,216*
Invesco Private Prime Fund	19,710,609	100,774,796	(102,765,737)	-	2,088	17,721,756	126,429*
Total	$30,250,218	$172,261,281	$(170,923,436)	$-	$2,088	$31,590,151	$210,517

*	Represents the income earned on the investment of cash collateral. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(e)	The rate shown is the 7-day SEC standardized yield as of May 31, 2026.
(f)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned.
The valuation policy and a listing of other significant accounting policies are available in the most recent shareholder report.
See accompanying notes which are an integral part of this schedule.
Invesco Real Estate Fund

Notes to Quarterly Schedule of Portfolio Holdings
May 31, 2026
(Unaudited)
NOTE 1—Additional Valuation Information
Generally Accepted Accounting Principles ("GAAP") defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:
Level 1 – Prices are determined using quoted prices in an active market for identical assets.
Level 2 – Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others. When market movements occur after the close of the relevant foreign securities markets, foreign securities may be fair valued utilizing an independent pricing service.
Level 3 – Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect Invesco Advisers, Inc.’s assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.
The following is a summary of the tiered valuation input levels, as of May 31, 2026. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
	Level 1	Level 2	Level 3	Total
Investments in Securities
Common Stocks & Other Equity Interests	$679,565,874	$—	$—	$679,565,874
Money Market Funds	7,061,111	24,529,040	—	31,590,151
Total Investments	$686,626,985	$24,529,040	$—	$711,156,025
Invesco Real Estate Fund